UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2019
Date of Report (Date of earliest event reported)

Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Warrants, each to purchase one share of common stock	LNC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure

On June 12, 2019, Lincoln National Corporation (the “Company”) made available on its website a presentation to be used in connection with the Company’s 2019 Conference for Analysts, Investors and Bankers, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Conference for Analysts, Investors and Bankers is being held on Wednesday, June 12, 2019, beginning at approximately 8:30 a.m. Eastern Time. Interested persons may listen to a live audio webcast or replay of the conference at www.LincolnFinancial.com/webcast.  Please visit the site at least fifteen minutes prior to the event to register and download any necessary streaming media software. The replay of the conference will be available on our website by approximately 4:00 p.m. Eastern Time on Wednesday, June 12, 2019.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished on this Form 8-K.

Exhibit Number	Description

99.1	2019 Conference for Analysts, Investors and Bankers presentation, dated June 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Randal J. Freitag
Name:	Randal J. Freitag
Title:	Executive Vice President and
Chief Financial Officer

Date:  June 12, 2019